Exhibit 1

                             JOINT FILING AGREEMENT

                This will confirm the agreement by and among all the undersigned that the Schedule 13D filed on or about this date and any amendments thereto with respect to beneficial ownership by the undersigned of shares of the common stock, par value $0.50 per share, of Limited Brands, Inc. is being filed on behalf of each of the undersigned in accordance with Rule 13d-1(k)(1) under the Securities Exchange Act of 1934. This agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Dated:  February 18, 2003


                                       Leslie H. Wexner
                                    --------------------------------------------
                                    Leslie H. Wexner

                                       Abigail S. Wexner
                                    --------------------------------------------
                                    Abigail S. Wexner


                                HEALTH AND SCIENCE INTERESTS II


                                By:       Leslie H. Wexner
                                      ------------------------------------------
                                          Leslie H. Wexner, Trustee


                                WEXNER CHILDREN HOLDINGS


                                By:       Abigail S. Wexner
                                      ------------------------------------------
                                          Abigail S. Wexner, Trustee


                                THE WEXNER CHILDREN'S TRUST II


                                By:       Jeffrey E. Epstein
                                      ------------------------------------------
                                         Jeffrey E. Epstein, Trustee


                                THE CHILDREN TRUST


                                By:       Leslie H. Wexner
                                      ------------------------------------------
                                         Leslie H. Wexner, Trustee




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                                THE BIRTHDAY TRUST


                                By:       Abigail S. Wexner
                                      ------------------------------------------
                                         Abigail S. Wexner, Trustee


                                THE ABIGAIL TRUST


                                By:       Leslie H. Wexner
                                      ------------------------------------------
                                         Leslie H. Wexner, Trustee


                                WEXNER PERSONAL HOLDINGS CORPORATION


                                By:       Leslie H. Wexner
                                      ------------------------------------------
                                      Name: Leslie H. Wexner
                                      Title: President